--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

July 20, 1999

To Our Shareholders:

     We are pleased to submit to you the semi-annual report for Cohen & Steers Total Return Realty Fund for the quarter and six months ended June 30, 1999. The net asset value at that date was $12.54. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

MIDYEAR REVIEW

     For the three months ended June 30, 1999, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 11.4%. This performance compares favorably to the NAREIT Equity REIT Index total return of 10.1%. The Fund's total return for the six months ended
June 30, 1999 was 5.7%, compared to the NAREIT Equity REIT Index return of 4.8%.

     In the second quarter of 1999 real estate securities posted their strongest quarterly returns in nearly two years. Following what was a 15-month bear market that produced a price decline of nearly 28%, REIT share prices appear to have bottomed out. We believe that their recovery was brought about by renewed strength in the U.S economy, solid real estate fundamentals and compelling valuations. In addition, unlike the prevailing fears last year with respect to the potential for a global economic recession accompanied by price deflation, concern has shifted in 1999 to the potential for runaway growth in the economy, rekindling fears of price inflation.

     There were a number of other important developments during the quarter and first half of this year, which represent a complete reversal of the trends that prevailed in 1998. For example, last year the Treasury Department pushed for Congress to adopt several legislative proposals which, if enacted, could have reigned in the growth rates for REITs. Although the only element to pass was the elimination of the 'paired share' structure that affected only a handful of companies, this created a great deal of negative investor sentiment. In contrast, this year's regulatory environment is extremely accommodative. Legislation recently proposed in both houses of Congress, and which seems to have a strong probability of passing, would significantly expand the ability of REITs to engage in related service businesses. This would enable REITs to exercise greater control of their operations as well as pursue new avenues of growth. There are, in addition, a number of other proposals attached to this legislation that, at the margin, are positive for the REIT industry.

     As a result of the bear market as well as the continued rise in property values, the property acquisition activity by REITs has declined dramatically. For example, as reported by NAREIT, REIT property acquisitions in the first quarter of 1999 totaled $4.0 billion, an 80% decline from last year's first quarter, when REITs acquired $20.1 billion worth of property. In the second quarter, REIT acquisitions of $2.4 billion represent an 82% decline from last year's second quarter acquisition pace of $13.3 billion. We also believe that approximately $4 billion of property sales by REITs took place in the first half of the year, with more targeted to close in the second half of the year. This record amount of dispositions by REITs was facilitated by the exceptionally strong pricing and demand in the private market.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

     This dramatically reduced acquisition activity has concurrently reduced REITs' need for capital. According to NAREIT statistics, REITs issued only $2.6 billion in equity in the first half of the year, an 84% decline from the $16.1 billion raised in the first half of 1998. These statistics do not take into account the actual retirement of stock that took place in the first half of the year, as approximately 20 companies announced share repurchase programs encompassing the potential purchase of $500 million of their equity. Unlike a year ago when most REIT shares were trading at a premium to their net asset values (NAVs), today they are trading at a discount and most REIT managements believe that their stock is the most compelling investment opportunity available to them. So far this year, four companies believe this so strongly that they have proposed plans to go private.

     On the debt side, borrowing by REITs also declined in the first half. Issuance of secured and unsecured debt declined 57% to $6.9 billion from $12.2 billion in the first half of 1998. Much of this borrowing was used to replace bank debt or to refinance maturing obligations. Issuance of CMBS (commercial mortgage backed securities), by both public and private companies in the first half declined by 20% to $34.8 billion from $43.4 billion a year ago. Importantly, in both the unsecured debt and CMBS markets, issuance in the second quarter was considerably slower than in the first quarter, the result of drastically reduced borrowing needs, the uptick in interest rates, and less investor demand.

     Finally, the debate about the interest rate-sensitivity of REITs intensified in the first half of the year. Whereas last year's precipitous decline in interest rates was accompanied by a dramatic decline in REIT share prices, this year's rise in interest rates seems to have had the opposite effect. Although statistical evidence supports a low correlation of interest rates to REIT share prices, many observers view this year's rise in rates to have negative implications. We believe that the interest rate picture is reflective of, not the cause of, current and prospective economic and fundamental conditions. Those fundamental conditions are currently exceptionally good for both real estate and REITs, and this should remain the strongest influence on share prices.

INVESTMENT OUTLOOK

     Our focus on the nation's leading real estate companies, which we call our 'Realty Majors' strategy, enabled us to outpace the broader stock market for the quarter, and to once again perform far better than general real estate benchmarks so far this year. The vital signs of this REIT recovery remain very strong:

         1. ECONOMIC GROWTH. A healthy U.S. economy and recovering foreign economies bode well for continued demand for goods, services and, importantly, space in nearly every form of real estate.

         2. NEW CONSTRUCTION. While there are increases in the supply of space due to new development, it does not appear to be significantly greater, if at all, than demand in most major markets.

         3. EARNINGS GROWTH. REIT industry earnings are growing at approximately a 10% annual rate, and this compares well with most other industries in America.

         4. VALUATION. Compared to most other public companies, REITs remain undervalued from a price-to-earnings multiple, dividend yield and price-to-asset value standpoint.

     The prospect of a strong economy and rising inflation, while upsetting to fixed-income and other investors, is a major plus for owners of real estate. Particularly in light of the prevailing tight markets and low vacancy

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

rates, real estate seems poised to resume its role as a prime hedge against inflation. Increasing rental income and replacement cost is further enhancing the asset values of all property owners. To the extent that underlying asset values at all influence REIT share prices -- and we believe that they do -- the current investment environment is nearly ideal.

     We believe that one of the wild cards in the supply/demand picture for REIT shares, at least for the remainder of the year, is a continued lack of equity issuance. Conventional wisdom is that once share prices recover, companies will rush to sell stock, and that supply will once again depress prices. To the contrary, we expect that most of the major companies will refrain from competing with the private market for property acquisitions and, therefore, will not find it necessary to expand their equity capital bases. Most managements today lament to us the lack of investment opportunities rather than their depressed stock prices. Thus, 1999 may be a year in which opportunistic investing is out of favor simply because there is a shortage of opportunities. As a result, we believe that managements will work hard to rationalize and digest the acquisitions made over the past several years and focus more heavily on improving internal growth. Unlike so-called 'financial buyers', who are willing to use a high degree of leverage to achieve acceptable returns, the public market discipline prevents REITs from employing such strategies.

     We trust that astute management understands that improving earnings and a rising NAV, without the threat of dilutive equity offerings, is a formula for producing above-average investment returns. Further, maintaining a strong balance sheet for a period when greater opportunities surface is perhaps the wisest financial strategy. These are, in fact, our most important investment selection criteria and form the foundation of our investment strategy. With this framework in place, we will continue to pursue satisfactory investment returns.

Sincerely,

                MARTIN COHEN     ROBERT H. STEERS
                MARTIN COHEN     ROBERT H. STEERS
                President                  Chairman

Cohen & Steers is now online at www.cohenandsteers.com. Visit our website for weekly NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                                       3

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                                                             NUMBER              VALUE
                                                            OF SHARES          (NOTE 1)
                                                            ---------         -----------
EQUITIES                                     98.42%
COMMON STOCK                                 81.50%
      APARTMENT/RESIDENTIAL                   8.98%
            Apartment Investment & Management
               Co. -- Class A......................           33,800          $ 1,444,950
            Charles E. Smith Residential Realty....           40,400            1,371,075
            Essex Property Trust...................           44,100            1,560,037
            Home Properties of New York............           27,600              762,450
            Summit Properties......................          161,800            3,195,550
                                                                              -----------
                                                                                8,334,062
                                                                              -----------
      DIVERSIFIED                             2.70%
            Anthracite Capital.....................          382,100            2,507,531
                                                                              -----------
      HEALTH CARE                            13.24%
            ElderTrust.............................          109,600            1,116,550
            Health Care Property Investors.........          103,700            2,994,338
            Healthcare Realty Trust................          111,800            2,347,800
            Nationwide Health Properties...........          144,200            2,748,813
            Omega Healthcare Investors.............           72,100            1,861,081
            *Ventas................................          225,000            1,209,375
                                                                              -----------
                                                                               12,277,957
                                                                              -----------
      HOTEL                                   1.69%
            FelCor Lodging Trust...................           75,300            1,562,475
                                                                              -----------
      INDUSTRIAL                             10.05%
            AMB Property Corp......................           86,000            2,021,000
            First Industrial Realty Trust..........          128,200            3,517,487
            Pacific Gulf Properties................          167,300            3,785,163
                                                                              -----------
                                                                                9,323,650
                                                                              -----------
      OFFICE                                 21.29%
            Arden Realty Group.....................          131,400            3,235,725
            Brandywine Realty Trust................          162,100            3,211,606
            CarrAmerica Realty Corp. ..............           99,000            2,475,000
            Cornerstone Properties ................           57,400              911,226
            Crescent Real Estate Equities Co. .....           65,200            1,548,500
            Highwoods Properties ..................          139,700            3,833,019
            Mack-Cali Realty Corp. ................          125,400            3,879,562
            SL Green Realty Corp. .................           32,000              654,000
                                                                              -----------
                                                                               19,748,638
                                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                                             NUMBER              VALUE
                                                            OF SHARES          (NOTE 1)
                                                            ---------         -----------
      OFFICE/INDUSTRIAL                       6.58%
            Liberty Property Trust.................          116,300          $ 2,892,963
            Prime Group Realty Trust...............          123,500            2,122,656
            Reckson Associates Realty
               Corp. -- Class B....................           45,570            1,087,984
                                                                              -----------
                                                                                6,103,603
                                                                              -----------
      SHOPPING CENTER                        15.57%
         COMMUNITY CENTER                     9.46%
            Developers Diversified Realty Corp. ...           55,600              924,350
            Federal Realty Investment Trust........           67,100            1,539,106
            Pan Pacific Retail Properties .........          118,700            2,299,813
            Philips International Realty Corp. ....          125,000            2,109,375
            Regency Realty Corp....................           86,700            1,901,981
                                                                              -----------
                                                                                8,774,625
                                                                              -----------
         REGIONAL MALL                        6.11%
            JP Realty..............................          133,700            2,749,206
            Simon Property Group...................           51,200            1,299,200
            Taubman Centers........................           52,100              687,069
            Macerich Company.......................           35,600              934,500
                                                                              -----------
                                                                                5,669,975
                                                                              -----------
            TOTAL SHOPPING CENTER..................                            14,444,600
                                                                              -----------
      SPECIALTY                               1.40%
            Entertainment Properties Trust.........           73,900            1,302,487
                                                                              -----------
                  TOTAL COMMON STOCK (Identified
                     cost -- $76,835,965)..........                            75,605,003
                                                                              -----------
PREFERRED STOCK                              16.92%
            Apartment Investment & Management Co.,
               9.375%, Series G....................          125,100            3,041,494
            Bradley Real Estate, 8.40%, Series A
               (Convertible).......................           40,026              925,601
            Camden Property Trust, $2.25, Series A
               (Convertible).......................          108,000            2,706,750
            Crown American Realty Trust, 11.00%,
               Series A............................           44,300            2,087,637
            Prime Retail, 8.50%, Series B
               (Convertible).......................           94,800            1,516,800
            Reckson Associates Realty Corp.,
               7.625%, Series A (Convertible)......          124,000            2,828,750
            SL Green Realty Corp., 8.00%, Series A
               (Convertible).......................          114,200            2,590,913
                                                                              -----------
                  TOTAL PREFERRED STOCK (Identified
                     cost -- $16,389,187)..........                            15,697,945
                                                                              -----------
                  TOTAL EQUITIES (Identified
                     cost -- $93,225,152)..........                            91,302,948
                                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                                            PRINCIPAL            VALUE
                                                             AMOUNT            (NOTE 1)
                                                            ---------         -----------
COMMERCIAL PAPER                              0.84%
      American Express Credit Corp., 5.00%, due
         7/1/99 (Identified cost -- $780,060)......         $780,000          $   780,000
                                                                              -----------
TOTAL INVESTMENTS (Identified
   cost -- $94,005,212)..................... 99.26%                            92,082,948
OTHER ASSETS IN EXCESS OF LIABILITIES........ 0.74%                               684,495
                                             -----
                                                                              -----------
NET ASSETS (Equivalent to $12.54 per share based on
   7,399,100 shares of capital stock
   outstanding)............................ 100.00%                           $92,767,443
                                            ------                            -----------
                                            ------                            -----------

------------

* Non-income producing security.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1999 (UNAUDITED)

ASSETS:
      Investments in securities, at value (identified
       cost -- $94,005,212) (Note 1)........................  $92,082,948
      Cash..................................................          609
      Dividends and interest receivable.....................      892,010
      Receivable for investment securities sold.............       20,369
      Other assets..........................................        1,272
                                                              -----------
            Total Assets....................................   92,997,208
                                                              -----------
LIABILITIES:
      Payable for dividends declared........................       76,428
      Payable to investment advisor.........................       54,061
      Payable to administrator..............................       12,500
      Other liabilities.....................................       86,776
                                                              -----------
            Total Liabilities...............................      229,765
                                                              -----------
NET ASSETS applicable to 7,399,100 shares of $0.001 par
   value common stock outstanding
   (Note 4).................................................  $92,767,443
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE:
      ($92,767,443[div]7,399,100 shares outstanding)........  $     12.54
                                                              -----------
                                                              -----------
MARKET PRICE PER SHARE......................................  $    13.125
                                                              -----------
                                                              -----------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...........         4.67%
                                                              -----------
                                                              -----------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4).......................  $96,061,507
      Undistributed net investment income...................       50,533
      Accumulated net realized loss on investments sold.....   (1,422,333)
      Net unrealized depreciation on investments............   (1,922,264)
                                                              -----------
                                                              $92,767,443
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income (Note 1):
      Dividend income.......................................  $ 4,024,081
      Interest income.......................................       66,444
                                                              -----------
            Total Income....................................    4,090,525
                                                              -----------
Expenses:
      Investment advisory fees (Note 2).....................      311,588
      Administration fees (Note 2)..........................       73,806
      Transfer agent fees...................................       44,211
      Custodian fees and expenses...........................       26,535
      Professional fees.....................................       15,054
      Directors' fees and expenses (Note 2).................       14,398
      Reports to shareholders...............................       20,724
      Registration and filing fees..........................        7,402
      Insurance.............................................        1,164
      Interest expense (Notes 1 and 7)......................          102
      Miscellaneous.........................................        2,544
                                                              -----------
            Total Expenses..................................      517,528
      Reduction of Expenses (Note 6)........................      (28,505)
                                                              -----------
            Net Expenses....................................      489,023
                                                              -----------
Net Investment Income.......................................    3,601,502
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
      Net realized loss on investments......................   (3,611,356)
      Net change in unrealized appreciation/(depreciation)
       on investments.......................................    4,941,998
                                                              -----------
      Net realized and unrealized gain/(loss) on
       investments..........................................    1,330,642
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $ 4,932,144
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    FOR THE SIX
                                                   MONTHS ENDED         FOR THE
                                                   JUNE 30, 1999      YEAR ENDED
                                                    (UNAUDITED)    DECEMBER 31, 1998
                                                   -------------   -----------------
Change in Net Assets:
      From Operations:
            Net investment income................   $ 3,601,502      $  8,681,907
            Net realized gain/(loss) on
               investments.......................    (3,611,356)        9,196,571
            Net change in unrealized
               appreciation/(depreciation)
               on investments....................     4,941,998       (34,059,788)
                                                    -----------      ------------
                  Net increase/(decrease) in net
                     assets resulting
                     from operations.............     4,932,144       (16,181,310)
                                                    -----------      ------------
      Dividends and Distributions to shareholders
         from (Note 1):
            Net investment income................    (3,550,969)       (5,466,924)
            Net realized gain on investments.....            --       (15,192,513)
            Tax return of capital................            --        (1,325,146)
                                                    -----------      ------------
            Total dividends and distributions to
               shareholders......................    (3,550,969)      (21,984,583)
                                                    -----------      ------------
                  Total increase/(decrease) in
                     net assets..................     1,381,175       (38,165,893)
      Net Assets:
            Beginning of period..................    91,386,268       129,552,161
                                                    -----------      ------------
            End of period (including
               undistributed net investment
               income of $50,533 at June 30,
               1999).............................   $92,767,443      $ 91,386,268
                                                    -----------      ------------
                                                    -----------      ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                        FOR THE
                                                    SIX MONTHS ENDED            FOR THE YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 1999     --------------------------------------------------
PER SHARE OPERATING PERFORMANCE                       (UNAUDITED)       1998       1997       1996       1995      1994
-------------------------------                       -----------      -------   --------   --------   --------   -------
Net asset value, beginning of period..............      $ 12.35        $ 17.51   $  16.87   $  13.44   $  13.26   $ 13.30
                                                        -------        -------   --------   --------   --------   -------
Income from investment operations:
    Net investment income.........................         0.49           1.17       1.10       1.02       0.88      0.83
    Net realized and unrealized gain/(loss) on
      investments.................................         0.18          (3.36)      2.38       3.42       0.26      0.01
                                                        -------        -------   --------   --------   --------   -------
         Total from investment operations.........         0.67          (2.19)      3.48       4.44       1.14      0.84
                                                        -------        -------   --------   --------   --------   -------
Less dividends and distributions to shareholders
  from:
    Net investment income.........................        (0.48)         (0.74)     (0.96)     (0.96)     (0.67)    (0.47)
    Net realized gain on investments..............           --          (2.05)     (1.88)     (0.05)        --        --
    Tax return of capital.........................           --          (0.18)        --         --      (0.29)    (0.41)
                                                        -------        -------   --------   --------   --------   -------
         Total dividends and distributions to
           shareholders...........................        (0.48)         (2.97)     (2.84)     (1.01)     (0.96)    (0.88)
                                                        -------        -------   --------   --------   --------   -------
         Net increase/(decrease) in net asset
           value..................................         0.19          (5.16)      0.64       3.43       0.18     (0.04)
                                                        -------        -------   --------   --------   --------   -------
Net asset value, end of period....................      $ 12.54        $ 12.35   $  17.51   $  16.87   $  13.44   $ 13.26
                                                        -------        -------   --------   --------   --------   -------
                                                        -------        -------   --------   --------   --------   -------
Market value, end of period.......................      $13.125        $ 12.81   $  17.75   $  16.50   $ 13.375   $12.375
                                                        -------        -------   --------   --------   --------   -------
                                                        -------        -------   --------   --------   --------   -------
-------------------------------------------------------------------------------------------------------------------------
Total market value return(1)......................         6.36%       - 12.20%    +24.96%    +32.37%    +16.38%   - 2.32%
                                                        -------        -------   --------   --------   --------   -------
                                                        -------        -------   --------   --------   --------   -------
Total net asset value return(1)...................         5.68%       - 14.21%    +20.57%    +34.68%     +9.14%    +6.45%
                                                        -------        -------   --------   --------   --------   -------
                                                        -------        -------   --------   --------   --------   -------
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------
    Net assets, end of period (in millions).......      $  92.8        $  91.4   $  129.6   $  124.8   $   99.4   $  98.1
                                                        -------        -------   --------   --------   --------   -------
                                                        -------        -------   --------   --------   --------   -------
    Ratio of expenses to average net assets
      (before expense reduction)..................         1.17%(2)       1.14%      1.22%      1.20%      1.25%     1.35%
                                                        -------        -------   --------   --------   --------   -------
                                                        -------        -------   --------   --------   --------   -------
    Ratio of expenses to average net assets (net
      of expense reduction).......................         1.11%(2)       1.12%      1.17%      1.16%      1.23%     1.31%
                                                        -------        -------   --------   --------   --------   -------
                                                        -------        -------   --------   --------   --------   -------
    Ratio of net investment income to average net
      assets (before expense reduction)...........         8.09%(2)       7.35%      6.12%      7.16%      6.78%     6.14%
                                                        -------        -------   --------   --------   --------   -------
                                                        -------        -------   --------   --------   --------   -------
    Ratio of net investment income to average net
      assets (net of expense reduction)...........         8.16%(2)       7.37%      6.17%      7.21%      6.79%     6.19%
                                                        -------        -------   --------   --------   --------   -------
                                                        -------        -------   --------   --------   --------   -------
    Portfolio turnover rate.......................           37%(3)         76%        41%        31%        51%       65%
                                                        -------        -------   --------   --------   --------   -------
                                                        -------        -------   --------   --------   --------   -------

------------------------
(1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account reinvested dividends.
(2) Annualized.
(3) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end, non-diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates market value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. A portion of the Fund's dividend may consist of amount in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gains distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

     Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Advisor') serves as the investment adviser to the Fund, pursuant to an Advisory Agreement (the 'Advisory Agreement'). The Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the six months ended June 30, 1999, the Fund incurred investment advisory fees of $311,588.

     Administrative Fees: Princeton Administrators, L.P., ('the Administrator') serves as the administrator pursuant to an Administration Agreement, as amended, with the Fund. Under such Agreement, the Administrator generally assists in certain aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, and shareholder reports.

     Under the terms of the Administration Agreement, the Fund has agreed to pay a fee computed weekly and payable monthly, at an annual rate of 0.15% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. For the six months ended June 30, 1999, the Fund incurred administrative fees of $73,806.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services. For the six months ended June 30, 1999, fees and related expenses accrued for non-affiliated directors totaled $14,398.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1999, totaled $32,445,869 and $40,474,353, respectively.
     At June 30, 1999, the cost and unrealized appreciation/(depreciation) in value of the investments owned by the Fund are as follows:

Aggregated cost...................................  $ 94,005,212
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $  3,764,063
Gross unrealized depreciation.....................    (5,686,327)
                                                    ------------
Net unrealized depreciation.......................  $ (1,922,264)
                                                    ------------
                                                    ------------

NOTE 4. COMMON STOCK

     At June 30, 1999, the Fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 7,399,100 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 12,998 shares.

NOTE 5. SUBSEQUENT EVENTS

     On July 1, 1999 the Board of Directors on the Fund declared a dividend of $0.08 per share payable on July 30, 1999 to shareholders of record on July 15, 1999.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENT

     The Adviser directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $28,505 under this agreement.

NOTE 7. BORROWINGS

     The Fund has entered into a Line of Credit Agreement with State Street Bank & Trust Company for $15,000,000. At June 30, 1999, there were no loans outstanding. During the six months ended June 30, 1999, the average daily balance of loans outstanding was $629,875 at a weighted average interest rate of 5.8125%. The maximum amount of loans outstanding at any time during the six months ended June 30,1999 was $629,875 on March 16, 1999, which was 0.73% of total assets. The loan is collateralized by the Fund's portfolio to the extent of the loan outstanding.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                            Total                  Net
                          Investment            Investment
Quarterly Period           Income                Income
-------------------     --------------------  --------------------
                                   Per                   Per
Fiscal 1999           Amount      Share     Amount      Share
-------------------  ---------  ---------  ---------  ---------
March 31...........  $2,129,342  $   0.29  $1,873,539  $   0.25
June 30............   1,961,183      0.27   1,727,962      0.23
                     ----------  --------- ----------  --------
                     $4,090,525  $   0.56  $3,601,501  $   0.48
                     ----------  --------- ----------  --------
                     ----------  --------- ----------  --------

                                     Per                   Per
Fiscal 1998             Amount      Share     Amount      Share
-------------------    ---------  ---------  ---------  ---------

March 31...........  $ 2,241,503  $    0.30  $1,899,558  $   0.26
June 30............    3,202,066       0.43   2,843,127      0.38
September 30.......    2,228,505       0.30   1,910,803      0.26
December 31........    2,331,357       0.32   2,028,419      0.27
                     ---------    ---------  ----------  --------
                     $10,003,431  $    1.35  $8,681,907  $   1.17
                     -----------  ---------  ----------  --------
                     -----------  ---------  ----------  --------

                                   Per                   Per
Fiscal 1997           Amount      Share     Amount      Share
-------------------  ---------  ---------  ---------  ---------

September 30.......  $2,388,834  $   0.32  $2,023,699  $   0.27
December 31........   2,554,452      0.35  $2,197,699      0.30
                     ----------  --------  ----------  --------
                     $4,943,286  $   0.67  $4,221,398  $   0.57
                     ----------  --------  ----------  --------
                     ----------  --------  ----------  --------

                         Net Realized and        Net Increase/
                            Unrealized         (Decrease) in Net
                           Gain/(Loss)          Assets Resulting
Quarterly Period          on Investments        From Operations
-------------------   ----------------------  --------------------
                                      Per                   Per
Fiscal 1999             Amount       Share     Amount      Share
-------------------   -----------  ---------  ---------  ---------
March 31...........   $(6,579,081) $   (0.89) $(4,705,542) $   (0.64)
June 30............     7,909,724       1.07    9,637,686       1.30
                      -----------  ---------  -----------  ---------
                      $ 1,330,643  $    0.18  $ 4,932,144  $    0.66
                      -----------  ---------  -----------  ---------
                      -----------  ---------  -----------  ---------

                                      Per                      Per
Fiscal 1998             Amount       Share        Amount      Share
-------------------   -----------  ---------     ---------   ---------
March 31...........   $ (1,841,313) $   (0.25)  $     58,245   $    0.01
June 30............     (7,833,821)     (1.06)    (4,990,694)      (0.68)
September 30.......     (9,818,779)     (1.33)    (7,907,976)      (1.07)
December 31........     (5,369,304)     (0.72)    (3,340,885)      (0.45)
                      ------------  ---------   ------------   ---------
                      $(24,863,217) $   (3.36)  $(16,181,310)  $   (2.19)
                      ------------  ---------   ------------   ---------
                      ------------  ---------   ------------   ---------

                                      Per                   Per
Fiscal 1997             Amount       Share     Amount      Share
-------------------   -----------  ---------  ---------  ---------
September 30.......   $10,357,370  $    1.40  $12,381,069  $    1.67
December 31........     1,349,433       0.18    3,547,132       0.48
                      -----------  ---------  -----------  ---------
                      $11,706,803  $    1.58  $15,928,201  $    2.15
                      -----------  ---------  -----------  ---------
                      -----------  ---------  -----------  ---------

                          Dividends and          Net Assets at
                          Distributions          End of Period
Quarterly Period      ----------------------  --------------------
-------------------                   Per                   Per
Fiscal 1999             Amount       Share     Amount      Share
-------------------   -----------  ---------  ---------  ---------
March 31...........   $(1,775,248) $   (0.24) $84,905,478 $   11.48
June 30............    (1,775,721)     (0.24)  92,767,443     12.54
                      -----------  ---------
                      $(3,550,969) $   (0.48)
                      -----------  ---------
                      -----------  ---------
                                      Per                     Per
Fiscal 1998             Amount       Share       Amount      Share
-------------------   -----------  ---------    ---------   -------
March 31...........   $ (1,785,258) $   (0.24) $127,825,148  $ 17.28
June 30............     (1,775,712)     (0.24)  121,058,742    16.36
September 30.......     (1,775,716)     (0.24)  111,375,051    15.05
December 31........    (16,647,897)     (2.25)   91,386,268    12.35
                      ------------  ---------
                      $(21,984,583) $  (2.97)
                      ------------  ---------
                      ------------  ---------

                                      Per                   Per
Fiscal 1997             Amount       Share       Amount      Share
-------------------   -----------  ---------    ---------  ---------
September 30.......   $ 1,775,716  $    0.24  $141,691,079  $  19.15
December 31........    15,686,049       2.12   129,552,161     17.51
                      -----------  ---------
                      $17,461,765  $    2.36
                      -----------  ---------
                      -----------  ---------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

                                PROXY RESULTS
    During the six month period ended June 30, 1999, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 1999. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------
                                                              Shares Voted     Shares Voted
                                                                  For       Authority Withheld
-----------------------------------------------------------------------------------------------
1. To elect Directors
  Greg C. Clark.............................................    6,966,705           81,342
  Willard H. Smith, Jr......................................    6,966,404           81,643

-----------------------------------------------------------------------------------------------
                                                     Shares Voted  Shares Voted   Shares Voted
                                                         For          Against        Abstain
-----------------------------------------------------------------------------------------------
2. To ratify PricewaterhouseCoopers LLP as the
   Fund's certified public accountants.............    6,941,963        51,556         54,528
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                      14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers
 Director and Chairman

 Martin Cohen
 Director and President

 Gregory C. Clark
 Director

 George Grossman
 Director

 Jeffrey H. Lynford
 Director

 Willard H. Smith, Jr.
 Director

 Elizabeth O. Reagan
 Vice President

 Adam Derechin
 Vice President and Assistant
 Treasurer

 Lawrence B. Stoller
 Assistant Secretary


 INVESTMENT ADVISER
 Cohen & Steers Capital Management,
 Inc.
 757 Third Avenue
 New York, NY 10017
 (212) 832-3232

 FUND ADMINISTRATOR
 Princeton Administrators, L.P.
 P.O. Box 9095
 Princeton, NJ 08543-9095
 (800) 543-6217

 CUSTODIAN AND TRANSFER AGENT
 State Street Bank and Trust Company
 P.O. Box 8200
 Boston, MA 02266-8200

 LEGAL COUNSEL
 Simpson Thacher & Bartlett
 425 Lexington Avenue
 New York, NY 10017

 New York Stock Exchange Symbol: RFI
 Website: www.cohenandsteers.com

 This report is for shareholder
 information. This is not
 a prospectus intended for use in the
 purchase or sale
 of Fund shares. Past performance is of
 course no
 guarantee of future results and your
 investment may
 be worth more or less at the time you
 sell.


--------------------------------------------------------------------------------
                                       15

                                    [LOGO]

                                  COHEN & STEERS
                            TOTAL RETURN REALTY FUND


                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999


                                 COHEN & STEERS
                            TOTAL RETURN REALTY FUND
                               757 THIRD AVENUE
                              NEW YORK, NY 10017



                            STATEMENT OF DIFFERENCES
                            ------------------------

The division sign shall be expressed as..................................  [div]